360 Funds N-14/A

Exhibit 99(16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the 360 Funds, a Delaware statutory trust, hereby constitutes and appoints each of Randall K. Linscott, Larry Beaver, and Richard Yates as attorneys for the undersigned and in his name, place, and stead, to execute and file the Fund’s registration statement on Form N-14, and any and all amendments thereto (including post-effective amendments), under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July, 2024.

/s/ Tom M. Wirtshafter
Tom M. Wirtshafter, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the 360 Funds, a Delaware statutory trust, hereby constitutes and appoints each of Randall K. Linscott, Larry Beaver, and Richard Yates as attorneys for the undersigned and in his name, place, and stead, to execute and file the Fund’s registration statement on Form N-14, and any and all amendments thereto (including post-effective amendments), under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July, 2024.

/s/ Steven D. Poppen
Steven D. Poppen, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the 360 Funds, a Delaware statutory trust, hereby constitutes and appoints each of Randall K. Linscott, Larry Beaver, and Richard Yates as attorneys for the undersigned and in his name, place, and stead, to execute and file the Fund’s registration statement on Form N-14, and any and all amendments thereto (including post-effective amendments), under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July, 2024.

/s/ Thomas J. Schmidt
Thomas J. Schmidt, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the 360 Funds, a Delaware statutory trust, hereby constitutes and appoints each of Randall K. Linscott, Larry Beaver, and Richard Yates as attorneys for the undersigned and in his name, place, and stead, to execute and file the Fund’s registration statement on Form N-14, and any and all amendments thereto (including post-effective amendments), under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July, 2024.

/s/ Randall K. Linscott
Randall K. Linscott, Trustee